                                                                 EXHIBIT 10.034

INITIAL GRANT


                          ALLERGY SUPERSTORE.COM, INC.

                        1999 DIRECTORS STOCK OPTION PLAN

               DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT


         This Stock Option Grant (this "GRANT") is made and entered into as of the Date of Grant set forth below (the "DATE OF GRANT") by and between Allergy Superstore.com, Inc., a Delaware corporation (the "COMPANY"), and the Optionee named below ("OPTIONEE"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Director's Stock Option Plan (the "PLAN").

                  Optionee:  Michel M. Azran
                  Optionee's Address:  3060 Peachtree Road, N.W., Suite 1200
                                       Atlanta, Georgia  30305
                  Total Shares Subject to Option: 30,000
                  Exercise Price Per Share: $2.00
                  Date of Grant: June 2, 1999
                  Expiration Date:  June 2, 2004 (unless earlier terminated
                                    under Section 4 hereof)

         1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Shares Subject to Option (collectively, the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant and the Plan.

         2. EXERCISE AND VESTING OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be immediately exercisable.

         3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

         4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a Board Member or consultant of the Company. The date on which Optionee ceases to be a Board Member or consultant of the Company shall be referred to as the "TERMINATION DATE."

             4.1 Termination Generally. If Optionee ceases to be a Board Member or consultant of the Company for any reason except death or disability, then this Option, to the extent that it has vested as of the Termination Date, may be exercised by Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

             4.2 Death or Disability. If Optionee ceases to be a Board Member or consultant of the Company because of the death of Optionee or the disability of Optionee (whether temporary or permanent, partial or total, as determined by the Committee) then this Option, to the extent that it has vested as of the Termination Date, may be exercised by Optionee (or Optionee's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         5.  MANNER OF EXERCISE.

              5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

              5.2 Payment. Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six
(6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;
(e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

              5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company, if applicable.

              5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. To enforce any restrictions on Optionee's Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

         6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member or to provide services to the Company as a consultant.

         8. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

                                 ALLERGY SUPERSTORE.COM, INC.



                                 By:
                                     ---------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------

                        ACCEPTANCE OF STOCK OPTION GRANT

         Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all of the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                       --------------------------------------
                                       Michel Azran, Optionee




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